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                               THE GATEWAY TRUST

                       SUPPLEMENT DATED JANUARY 28, 1998
                        TO PROSPECTUS DATED MAY 1, 1997

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     The following information supplements the Prospectus dated May 1, 1997 for the Gateway Index Plus Fund, the Gateway Mid Cap Index Fund and the Gateway Small Cap Index Fund.

     On January 27, 1998, the Board of Trustees approved the termination of the Gateway Mid Cap Index Fund ("Mid Cap Fund"). Effective immediately, shares of the Mid Cap Fund are no longer offered for sale and any purchase order for the Mid Cap Fund will be returned to the investor.